Exhibit (b)(2)

EXECUTION VERSION

ARBY’S FUNDING, LLC,

as Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2020-1 Securities Intermediary

SERIES 2020-1 SUPPLEMENT

Dated as of July 31, 2020

to

AMENDED AND RESTATED BASE INDENTURE

Dated as of July 31, 2020

$150,000,000 Series 2020-1 Variable Funding Senior Notes, Class A-1

$825,000,000 Series 2020-1 3.237% Fixed Rate Senior Secured Notes, Class A-2

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ANNEXES

Annex A	Series 2020-1 Supplemental Definitions List

EXHIBITS

Exhibit A:	Form of Voluntary Decrease Notice for Series 2020-1 Class A-1 Notes
Exhibit B-1-1:	Form of Series 2020-1 Class A-1 Advance Note
Exhibit B-1-2:	Form of Series 2020-1 Class A-1 Swingline Note
Exhibit B-1-3:	Form of Series 2020-1 Class A-1 L/C Note
Exhibit B-2-1:	Form of Rule 144A Global Series 2020-1 Class A-2 Note
Exhibit B-2-2:	Form of Temporary Regulation S Global Series 2020-1 Class A-2 Note
Exhibit B-2-3:	Form of Permanent Regulation S Global Series 2020-1 Class A-2 Note
Exhibit C-1:	Form of Transferee Certificate - Series 2020-1 Class A-1 Notes
Exhibit C-2:	Form of Transferee Certificate - Series 2020-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit C-3:	Form of Transferee Certificate - Series 2020-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit C-4:	Form of Transferee Certificate - Series 2020-1 Class A-2 Notes, Temporary Regulation S or Permanent Regulation S to Rule 144A
Exhibit D:	Form of Confirmation of Registration of Uncertificated Notes

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This SERIES 2020-1 SUPPLEMENT, dated as of July 31, 2020 (this “Series Supplement”), is entered into by and between ARBY’S FUNDING, LLC, a Delaware limited liability company (the “Issuer”) and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2020-1 Securities Intermediary, to the Amended and Restated Base Indenture, dated as of the date hereof (as the same may be further amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), by and between the Issuer and CITIBANK, N.A., as Trustee and as Securities Intermediary.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as the Series 2020-1 Notes. On the Series 2020-1 Closing Date, two Classes of Notes of such Series shall be issued: (a) Series 2020-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2020-1 Class A-1 Notes”) and (b) Series 2020-1 Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2020-1 Class A-2 Notes”). The Series 2020-1 Class A-1 Notes shall be issued in three Subclasses: (i) Series 2020-1 Class A-1 Advance Notes (as referred to herein, the “Series 2020-1 Class A-1 Advance Notes”), (ii) Series 2020-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2020-1 Class A-1 Swingline Notes”), and (iii) Series 2020-1 Class A-1 L/C Notes (as referred to herein, the “Series 2020-1 Class A-1 L/C Notes”).

For purposes of the Base Indenture and this Series Supplement, the Series 2020-1 Class A-1 Notes and the Series 2020-1 Class A-2 Notes shall be deemed to be separate Classes of “Senior Notes.”

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2020-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2020-1 Supplemental Definitions List”) as such Series 2020-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Series Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2020-1 Notes and not to any other Series of Notes issued by the Issuer. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series Supplement.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2020-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT; ISSUANCE OF

ADDITIONAL CLASS A-1 NOTES

Section 2.1 Procedures for Issuing and Increasing the Series 2020-1 Class A-1 Outstanding Principal Amount.

(a) Subject to satisfaction of the conditions precedent to the making of Series 2020-1 Class A-1 Advances set forth in the Series 2020-1 Class A-1 Note Purchase Agreement, (i) on the Series 2020-1 Closing Date, the Issuer may cause the Series 2020-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2020-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2020-1 Class A-1 Advances made on the Series 2020-1 Closing Date (the “Series 2020-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Commitment Term (subject to the terms and conditions of the Series 2020-1 Class A-1 Note Purchase Agreement), the Issuer may increase the Series 2020-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2020-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2020-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2020-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2020-1 Class A-1 Outstanding Principal Amount exceed the Series 2020-1 Class A-1 Notes Maximum Principal Amount. The Series 2020-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2020-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2020-1 Class A-1 Note Purchase Agreement) allocated among the Series 2020-1 Class A-1 Noteholders (other than the Series 2020-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2020-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Issuer in the applicable Series 2020-1 Class A-1 Advance Request or as otherwise set forth in the Series 2020-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Issuer or the Series 2020-1 Class A-1 Administrative Agent of the Series 2020-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2020-1 Class A-1 Initial Advance or such Increase, as applicable.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2020-1 Class A-1 Note Purchase Agreement, on the Series 2020-1 Closing Date, the Issuer may cause (i) the Series 2020-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2020-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans, if any, made on the Series 2020-1 Closing Date pursuant to Section 2.06 of the Series 2020-1 Class A-1 Note Purchase Agreement (the “Series 2020-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2020-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by causing the issuance, at par, of the initial principal amounts of the Series 2020-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2020-1 Closing Date pursuant to Section 2.07 of the Series 2020-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2020-1 Class A-1 Outstanding Principal Amount exceed the Series 2020-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2020-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Swingline Loans and the issuance or incurrence of Series 2020-1 Class A-1 L/C Obligations are set forth in the Series 2020-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Issuer or the Series 2020-1 Class A-1 Administrative Agent of the issuance of the Series 2020-1 Class A-1 Initial Swingline Loan, the issuance of Series 2020-1 Class A-1 L/C Notes or any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance or Subfacility Increase.

Section 2.2 Procedures for Decreasing the Series 2020-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2020-1 Class A-1 Excess Principal Event shall have occurred, funds sufficient to decrease the Series 2020-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2020-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2020-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2020-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2020-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”) shall be due and payable on the Weekly Allocation Date immediately following the date on which the Manager or the Issuer obtains knowledge of such Series 2020-1 Class A-1 Excess Principal Event, in accordance with the Priority of Payments. The Trustee shall distribute each Mandatory Decrease pursuant to the written direction of the Issuer in the applicable Weekly Manager’s Certificate, which shall include the calculation of such Mandatory Decrease and distribution instructions in accordance with Section 4.02 of the Series 2020-1 Class A-1 Note Purchase Agreement. Any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2020-1 Class A-1 Note Purchase Agreement) shall be deposited into the Collection Account for allocation as Series 2020-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate indicating such Mandatory Decrease. Upon obtaining Actual Knowledge of such a Series 2020-1 Class A-1 Excess Principal Event, the Issuer promptly, but in any event within two (2) Business Days, shall deliver written notice (by e-mail) of the need for any such Mandatory Decreases to the Trustee and the Series 2020-1 Class A-1 Administrative Agent.

(b) Voluntary Decrease. Except as provided in Section 2.2(d), on any Business Day, upon at least three (3) Business Days’ prior written notice to the Series 2020-1 Class A-1 Administrative Agent and the Trustee in the applicable Weekly Manager’s Certificate, Quarterly Noteholders’ Report, or otherwise substantially in the form set forth in Exhibit A hereto, the Issuer may decrease the Series 2020-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2020-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2020-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2020-1 Class A-1 Note Purchase Agreement (which report shall include the calculation of such amounts and instructions for the distributions thereof) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2020-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease; provided that to the extent the deposit into the Series 2020-1 Class A-1 Distribution Account described above is not made by 10:00 a.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2020-1 Class A-1 Note Purchase Agreement. Any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2020-1 Class A-1 Note Purchase Agreement) shall be deposited into the Collection Account for allocation as Series 2020-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate indicating such Voluntary Decrease. It shall be a condition to any Voluntary Decrease that the amount on deposit in the Collection Account is sufficient to pay the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), if any, on the Weekly Allocation Date immediately following such Voluntary Decrease.

(c) Upon distribution to the Series 2020-1 Class A-1 Distribution Account of principal of the Series 2020-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall (i) remit such amounts to the Holders of the Series 2020-1 Class A-1 Advance Notes and (ii) indicate in its books and records such Decrease.

(d) The Series 2020-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2020-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2020-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2020-1 Class A-1 Advances to repay Swingline Loans and Series 2020-1 Class A-1 L/C Obligations or (ii) optional prepayments of Swingline Loans on same day notice. Upon receipt of written notice from the Issuer or the Series 2020-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

ARTICLE III

SERIES 2020-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2020-1 Notes only, the following shall apply:

Section 3.1 Allocations of Net Proceeds with Respect to the Series 2020-1 Notes; Interest Reserve Letter of Credit.

(a) On the Series 2020-1 Closing Date, (i) the net proceeds from the issuance and sale of the Series 2020-1 Class A-2 Notes to the Initial Purchasers shall be paid to, or at the direction of, the Issuer and (ii) the Issuer shall apply such net proceeds to, among other things, make an initial deposit into the Senior Notes Interest Reserve Account and/or arrange for the issuance of an Interest Reserve Letter of Credit in an aggregate then undrawn and unexpired face amount equal to or, at the election of the Manager, greater than the Initial Senior Notes Interest Reserve Deposit.

(b) On and after the Series 2020-1 Closing Date, proceeds of the Series 2020-1 Class A-1 Notes (including Letters of Credit) may be used for any purpose, subject to Section 8.01(l) of the Series 2020-1 Class A-1 Note Purchase Agreement.

Section 3.2 Application of Collections on Weekly Allocation Dates. On each Weekly Allocation Date, the Issuer (or the Manager on its behalf) shall deliver a Weekly Manager’s Certificate to the Trustee, which Weekly Manager’s Certificate will instruct the Trustee to allocate from the Collection Account all amounts relating to the Series 2020-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

Section 3.3 Certain Distributions from Series 2020-1 Distribution Accounts. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2020-1 Class A-1 Noteholders or the Series 2020-1 Class A-1 Administrative Agent, as applicable, from the Series 2020-1 Class A-1 Distribution Account, no later than 1:00 p.m. (New York City time) and in accordance with Section 4.02 of the Series 2020-1 Class A-1 Note Purchase Agreement, the amounts withdrawn from the Senior Notes Interest Payment Account, Class A-1 Notes Commitment Fees Account, Senior Notes Principal Payment Account, Senior Notes Post-ARD Additional Interest Account or otherwise, as applicable, pursuant to Section 5.12(a), (b), (d) or (h) of the Base Indenture, as applicable, or otherwise, and deposited in the Series 2020-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2020-1 Class A-1 Notes on such Quarterly Payment Date and (ii) to the Series 2020-1 Class A-2 Noteholders from the Series 2020-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account, Senior Notes Principal Payment Account, Senior Notes Post-ARD Additional Interest Account or otherwise, as applicable, pursuant to Section 5.12(a), (d) or (h) of the Base Indenture, as applicable, or otherwise, and deposited in the Series 2020-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series 2020-1 Class A-2 Notes on such Quarterly Payment Date.

Section 3.4 Series 2020-1 Class A-1 Interest and Certain Fees.

(a) Series 2020-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2020-1 Closing Date, the applicable portions of the Series 2020-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2020-1 Class A-1 Note Rate and (ii) L/C Quarterly Fees at the applicable rates provided therefor in the Series 2020-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2020-1 Legal Final Maturity Date, on any Series 2020-1 Prepayment Date with respect to a prepayment in full of the Series 2020-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2020-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2020-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2020-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2020-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2020-1 Class A-1 Note Rate.

(c) Series 2020-1 Class A-1 Post-Renewal Date Additional Interest. From and after the Series 2020-1 Class A-1 Notes Renewal Date (after giving effect to any extensions), if the Outstanding Principal Amount of the Series 2020-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof), additional interest will accrue on the Series 2020-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5.00% per annum (the “Series 2020-1 Class A-1 Post-Renewal Date Additional Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2020-1 Class A-1 Note Rate. All computations of Series 2020-1 Class A-1 Post-Renewal Date Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2020-1 Class A-1 Note Purchase Agreement. All computations of Series 2020-1 Class A-1 Post-Renewal Date Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2020-1 Class A-1 Note Purchase Agreement. Any Series 2020-1 Class A-1 Post-Renewal Date Additional Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2020-1 Class A-1 Post-Renewal Date Additional Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2020-1 Class A-1 Post-Renewal Date Additional Interest shall be paid in full on the Series 2020-1 Legal Final Maturity Date or otherwise as part of any Series 2020-1 Final Payment by indicating the amount thereof on the related Quarterly Noteholders’ Report or otherwise in written instructions from the Manager to the Trustee.

(d) Series 2020-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2020-1 Class A-1 Notes shall commence on the Series 2020-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Quarterly Calculation Date preceding the Initial Quarterly Payment Date.

Section 3.5 Series 2020-1 Class A-2 Interest.

(a) Series 2020-1 Class A-2 Notes Interest. From the Series 2020-1 Closing Date until the Series 2020-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2020-1 Class A-2 Outstanding Principal Amount will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2020-1 Class A-2 Notes during such Interest Accrual Period) at the Series 2020-1 Class A-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2020-1 Legal Final Maturity Date, on the Series 2020-1 Prepayment Date with respect to a prepayment in full or on any other day on which all of the Series 2020-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2020-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2020-1 Class A-2 Note Rate. All computations of interest at the Series 2020-1 Class A-2 Note Rate shall be made on a 30/360 Day Basis.

(b) Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest.

(i) Post-ARD Additional Interest. From and after the Series 2020-1 Anticipated Repayment Date, if the Series 2020-1 Final Payment has not been made, then additional interest will accrue on the Series 2020-1 Class A-2 Outstanding Principal Amount at a per annum rate (the “Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest Rate”) equal to the greater of (as determined by the Manager): (A) 5.00% per annum and (B) a per annum rate equal to the amount, if any, by which the sum of the following exceeds the Series 2020-1 Class A-2 Note Rate: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2020-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (y) 5.0%, plus (z) 2.84% (such additional interest, the “Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest”). All computations of Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest shall be made, and accrue, on a 30/360 Day Basis and will be due and payable on any Quarterly Payment Date only as and when amounts are made available for payment thereof in accordance with the Priority of Payments.

(ii) Payment of Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest. Any Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest will be due and payable on each applicable Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available. The failure to pay any Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2020-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest shall be due and payable in full on the Series 2020-1 Legal Final Maturity Date, on any Series 2020-1 Prepayment Date with respect to a prepayment in full of the Series 2020-1 Class A-2 Notes or otherwise as part of any Series 2020-1 Final Payment.

(c) Series 2020-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2020-1 Class A-2 Notes shall commence on (and include) the Series 2020-1 Closing Date and end on (but exclude) the Initial Quarterly Payment Date.

Section 3.6 Payment of Series 2020-1 Note Principal.

(a) Series 2020-1 Notes Principal Payment on the Series 2020-1 Legal Final Maturity Date. The Series 2020-1 Outstanding Principal Amount shall be due and payable in full on the Series 2020-1 Legal Final Maturity Date. The Series 2020-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture, this Section 3.6 and, in respect of the Series 2020-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement and the Series 2020-1 Class A-1 Note Purchase Agreement.

(b) Series 2020-1 Anticipated Repayment Date; Series 2020-1 Class A-1 Notes Renewal Date. The Series 2020-1 Final Payment Date is anticipated to occur on the Quarterly Payment Date occurring in July 2027 (the “Series 2020-1 Anticipated Repayment Date”). The initial Series 2020-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in July 2025, unless extended as provided below in this Section 3.6(b).

(i) First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), the Manager (on behalf of the Issuer) shall have the option on or before the Quarterly Payment Date occurring in July 2025 to elect (the “Series 2020-1 First Extension Election”) to extend the Series 2020-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in July 2026 by delivering written notice to the Series 2020-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in July 2025 to the effect that the conditions precedent to such Series 2020-1 First Extension Election set forth in Section 3.6(b)(iii) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in July 2026 shall become the Series 2020-1 Class A-1 Notes Renewal Date.

(ii) Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), if the Series 2020-1 First Extension Election has been made and become effective, the Manager (on behalf of the Issuer) shall have the option on or before the Quarterly Payment Date occurring in July 2026 to elect (the “Series 2020-1 Second Extension Election”) to extend the Series 2020-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in July 2027 by delivering written notice to the Series 2020-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in July 2026 to the effect that the conditions precedent to such Series 2020-1 Second Extension Election set forth in Section 3.6(b)(iii) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in July 2027 shall become the Series 2020-1 Class A-1 Notes Renewal Date.

(iii) Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2020-1 Extension Elections that, in the case of the Series 2020-1 First Extension Election, on the Quarterly Payment Date occurring in July 2025, and in the case of the Series 2020-1 Second Extension Election, on the Quarterly Payment Date occurring in July 2026: (a) the DSCR is greater than or equal to 2.75x (calculated as of the most recent Quarterly Calculation Date), (b) the rating assigned to the Series 2020-1 Class A-2 Notes by (x) KBRA has not been downgraded below “BBB-” and (y) S&P has not been downgraded below “BBB-” (or, in each case, the structured finance equivalent) or withdrawn by KBRA or S&P and (c) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date. Any notice given pursuant to Section 3.6(b)(i) or (ii) shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2020-1 Class A-1 Administrative Agent, any Noteholder or any other Secured Party shall be necessary for the effectiveness of the Series 2020-1 First Extension Election or the Series 2020-1 Second Extension Election.

(c) Payment of Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts. Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts will be due and payable on each applicable Quarterly Payment Date, commencing with the Quarterly Payment Date occurring in October 2020 and prior to the Series 2020-1 Anticipated Repayment Date, in accordance with Section 5.12 of the Base Indenture, to the extent of available funds allocated in respect thereof in accordance with the Priority of Payments, and failure to pay any Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided that (A) Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts shall only be due and payable on a Quarterly Payment Date if the Series 2020-1 Class A-2 Non-Amortization Test is not satisfied on the related Series 2020-1 Non-Amortization Test Date after giving effect to the payments made on the Series 2020-1 Class A-2 Notes on such date (and, for the avoidance of doubt, any such Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts that are not due and payable due to the satisfaction of the Series 2020-1 Class A-2 Non-Amortization Test with respect to such Quarterly Payment Date shall not become due and payable if the Series 2020-1 Class A-2 Non-Amortization Test is subsequently not satisfied); and (B) if the Series 2020-1 Class A-2 Non-Amortization Test is satisfied on a Series 2020-1 Non-Amortization Test Date related to any

Quarterly Payment Date on which Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts would otherwise be due and payable, the Issuer may elect in its sole discretion to make one or more Series 2020-1 Class A-2 Optional Scheduled Principal Payments on such Quarterly Payment Date.

(d) Certain Series 2020-1 Notes Mandatory Payments of Principal.

(i) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2020-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date, in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, together with any Series 2020-1 Class A-2 Make-Whole Prepayment Consideration required to be paid in connection therewith pursuant to Section 3.6(e); provided, for the avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2020-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2020-1 Class A-2 Make-Whole Prepayment Consideration in accordance with the Priority of Payments on or prior to the Series 2020-1 Legal Final Maturity Date or any other date on which the Series 2020-1 Class A-2 Notes must be paid in full. Such payments shall be ratably allocated among the Series 2020-1 Noteholders within each applicable Class based on their respective portion of the Series 2020-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2020-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2020-1 Class A-1 Note Purchase Agreement).

(ii) During any Series 2020-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on the Series 2020-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on each Weekly Allocation Date during such period in accordance with the Priority of Payments and (ii) on each Quarterly Payment Date during such period in accordance with Section 5.12 of the Base Indenture, in the amount so made available. Such payments shall be allocated among the Series 2020-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2020-1 Class A-1 Note Purchase Agreement. For the avoidance of doubt, no Series 2020-1 Class A-2 Make-Whole Prepayment Consideration will be due in connection with any principal payments on the Series 2020-1 Class A-1 Notes.

(e) Series 2020-1 Class A-2 Make-Whole Prepayment Consideration Payments. In connection with (A) any mandatory prepayment of any Series 2020-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 3.6(d)(i), (B) any mandatory prepayment of any Series 2020-1 Class A-2 Notes made with any Asset Disposition Proceeds pursuant to Section 3.6(j) or (C) any optional prepayment of any Series 2020-1 Class A-2 Notes made pursuant to Section 3.6(f) (each, a “Series 2020-1 Class A-2 Prepayment”), the Issuer shall pay, in the manner described herein, the Series 2020-1 Class A-2 Make-Whole Prepayment Consideration to the Series 2020-1 Class A-2 Noteholders with respect to the principal portion of the related Series

2020-1 Prepayment Amount; provided that no Series 2020-1 Class A-2 Make-Whole Prepayment Consideration shall be payable in connection with any of the following: (i) any prepayment of the Series 2020-1 Class A-2 Notes made on or after the Prepayment Consideration End Date, (ii) mandatory prepayments arising from the receipt of Indemnification Amounts or Insurance/Condemnation Proceeds, (iii) payments of Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts, Series 2020-1 Class A-2 Optional Scheduled Principal Payments and Series 2020-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts, (iv) prepayments made with funds in the Cash Trap Reserve Account (other than optional prepayments of Senior Notes at the sole discretion of the Issuer in accordance with the CTOP Payment Priority, for which Series 2020-1 Class A-2 Make-Whole Prepayment Consideration will be payable if made prior to the Prepayment Consideration End Date), (v) cancellations of repurchased Series 2020-1 Class A-2 Notes, and (vi) prepayments in connection with an EU Change of Control.

(f) Optional Prepayment of Series 2020-1 Class A-2 Notes. Subject to Section 3.6(e) and Section 3.6(g), the Issuer shall have the option to prepay (including with the proceeds of equity contributions) the Outstanding Principal Amount of Series 2020-1 Class A-2 Notes in whole or in part on any Business Day that is specified as the Series 2020-1 Prepayment Date in the applicable Prepayment Notice (each, an “Optional Prepayment Date”); provided that no such optional prepayment may be made unless the following conditions shall be satisfied:

(i) in the case of a prepayment of the Series 2020-1 Class A-2 Notes in part:

(A) the amount on deposit in the Series Class A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account) is sufficient to pay the principal amount of the Series 2020-1 Class A-2 Notes to be prepaid and any Series 2020-1 Class A-2 Make-Whole Prepayment Consideration required pursuant to Section 3.6(e);

(B) the amounts on deposit in, or allocable to, the Series 2020-1 Distribution Accounts to be distributed on the Quarterly Payment Date which coincides with, or immediately follows, such Optional Prepayment Date, as the case may be, are sufficient to pay (in addition to the amounts described in clause (i)(A)) the Prepayment Condition Amounts on such Quarterly Payment Date; and

(C) if such prepayment is not made on a Quarterly Payment Date, the amounts on deposit in the Senior Notes Interest Payment Account allocable to the Series 2020-1 Class A-2 Notes, or other available amounts, are sufficient to pay all accrued and unpaid interest on the principal amount to be prepaid on such Optional Prepayment Date; and

(ii) in the case of an optional prepayment of the Series 2020-1 Class A-2 Notes in whole:

(A) the amounts on deposit in the Indenture Trust Accounts, the Series 2020-1 Class A-2 Distribution Account (after giving effect to the applicable allocations set forth therein on such Optional Prepayment Date pursuant to Section 3.6(i)(iii)) or other available amounts, in each case allocable to the Series 2020-1 Class A-2 Notes, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of the Series 2020-1 Class A-2 Notes, including unpaid interest accrued in respect of the period on and prior to such Optional Prepayment Date, and

(B) the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to the Series 2020-1 Class A-2 Notes, on the immediately following Quarterly Payment Date, if any, or are sufficient to pay such amounts on such Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts have been deposited to the applicable accounts.

In the case of an EU Change of Control on account of a good faith, third-party acquisition negotiated on market terms, the Issuer shall deliver written notice to the Holders of the Series 2020-1 Class A-2 Notes with the option for the Outstanding Principal Amount of their respective Series 2020-1 Class A-2 Notes to be repaid in full at par pursuant to Section 3.6(g).

(g) Notices of Prepayments.

(i) The Issuer shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2020-1 Prepayment with respect to the Series 2020-1 Class A-2 Notes pursuant to Section 3.6(f) to each Series 2020-1 Noteholder affected by such Series 2020-1 Prepayment, each Rating Agency, the Servicer, the Control Party and the Trustee; provided that at the request of the Issuer, such notice to the affected Series 2020-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer; provided, further, that in the case of an EU Change of Control on account of a good faith, third-party acquisition negotiated on market terms, such written notice shall provide the Holders of the Series 2020-1 Class A-2 Notes with the option for the Outstanding Principal Amount of their respective Series 2020-1 Class A-2 Notes to be repaid in full at par in accordance with the instructions provided in such notice, which will require them to exercise such option within five (5) Business Days following receipt of such written notice; provided, further, that the exercise of such option shall be subject to: (i) no Event of Default or Rapid Amortization Period has occurred and is continuing, (ii) the EU Securitization Laws (or, as applicable, the relevant equivalent EU legislation, or the relevant equivalent or similar provision of law or regulation applicable in the United Kingdom, as referred to in the definition of “Applicable Investor”) still being in effect and (iii) the closing of the transaction resulting in an EU Change of Control.

(ii) With respect to each such Series 2020-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2020-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2020-1 Prepayment Amount and (C) if such Series 2020-1 Prepayment is subject to Series 2020-1 Class A-2 Make-Whole Prepayment Consideration, the Series 2020-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date selected by the Issuer.

(iii) Any such optional prepayment and Prepayment Notice may, in the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Issuer’s obligations with respect to such optional prepayment may be performed by another Person.

(iv) The Issuer shall have the option, by written notice to the Trustee, the Control Party, each Rating Agency and the affected Noteholders, to revoke, or amend the Series 2020-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2020-1 Prepayment Date set forth in such Prepayment Notice; provided that at the request of the Issuer, such notice to the affected Series 2020-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer.

(v) For the avoidance of doubt, a Voluntary Decrease or a Subfacility Decrease in respect of the Series 2020-1 Class A-1 Notes is governed by Section 2.2 and not by this Section 3.6.

(h) Series 2020-1 Prepayments. Subject to Section 3.6(g), on each Series 2020-1 Prepayment Date with respect to any Series 2020-1 Prepayment, the Series 2020-1 Prepayment Amount and the Series 2020-1 Class A-2 Make-Whole Prepayment Consideration, if any, and any associated Breakage Amounts applicable to such Series 2020-1 Prepayment shall be due and payable (without duplication of any components of the Series 2020-1 Prepayment Amount due and payable on such Series 2020-1 Prepayment Date, including any Series 2020-1 Class A-1 Quarterly Interest Amount, if such Series 2020-1 Prepayment Date coincides with a Quarterly Payment Date).

(i) Distributions of Optional Prepayments of Series 2020-1 Class A-2 Notes.

(i) No later than five (5) Business Days prior to the Series 2020-1 Prepayment Date for each Series 2020-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2020-1 Class A-2 Notes, the Issuer shall provide the Trustee with a written report instructing the Trustee to deposit the amounts set forth in such report (which shall include such amounts set forth in Section 3.6(f)(i)(C) or Section 3.6(f)(ii)(A) (after giving effect to the deposit set forth in Section 3.6(i)(iii)), as applicable), and in each case due and payable to the Series 2020-1 Class A-2 Noteholders on such Series 2020-1 Prepayment Date, to the Series 2020-1 Class A-2 Distribution Account and thereafter apply the amounts on deposit therein in accordance with this Section 3.6(i). Such written report may be consolidated with additional payment instructions as necessary to effect other distributions occurring on, or substantially concurrently with, such Series 2020-1 Prepayment Date.

(ii) On the Series 2020-1 Prepayment Date for each Series 2020-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2020-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2020-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date), distribute to the Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Outstanding Principal Amount, the amount on deposit in the Series 2020-1 Class A-2 Distribution Account in order to pay (without duplication) (A) the applicable portion of the Outstanding Principal Amount and any applicable Series 2020-1 Class A-2 Make-Whole Prepayment Consideration with respect thereto, (B) in the case of an optional prepayment on a Series 2020-1 Prepayment Date that is not a Quarterly Payment Date, interest on such portion of the Outstanding Principal Amount being prepaid, and (C) in the case of an optional prepayment in whole, the outstanding monetary Obligations described in Section 3.6(f)(ii)(A), in each case due and payable on such Series 2020-1 Prepayment Date.

(iii) If the Series 2020-1 Class A-2 Notes are paid in whole on a Series 2020-1 Prepayment Date that is not an Weekly Allocation Date, the Issuer shall have the option to instruct the Trustee to withdraw amounts on deposit in the Collection Account on such Series 2020-1 Prepayment Date and deposit such amounts in the Series 2020-1 Class A-2 Distribution Account, so long as the Residual Amount on the Weekly Allocation Date immediately following such Series 2020-1 Prepayment Date shall be greater than zero.

(j) Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12(d) of the Base Indenture and deposited in the applicable Series 2020-1 Distribution Accounts and used to prepay first, if a Series 2020-1 Class A-1 Notes Amortization Period is continuing or if a Rapid Amortization Event has occurred and is continuing, the Series 2020-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2020-1 Class A-1 Note Purchase Agreement) and, second, the Series 2020-1 Class A-2 Notes (based on their respective portion of the Series 2020-1 Class A-2 Outstanding Principal Amount), on the Quarterly Payment Date indicated in the Weekly Manager’s Certificate. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Issuer shall not be obligated to pay any Series 2020-1 Class A-2 Make-Whole Prepayment Consideration. The Issuer shall, however, be obligated to pay any applicable Series 2020-1 Class A-2 Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2020-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2020-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.

(k) Series 2020-1 Notices of Final Payment. The Issuer shall notify the Trustee, the Servicer and each Rating Agency of the Series 2020-1 Final Payment Date on or before the Prepayment Record Date preceding such Series 2020-1 Prepayment Date; provided, however, that with respect to any Series 2020-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Issuer shall not be obligated to provide any additional notice to the Trustee, the Servicer or any Rating Agency of such Series 2020-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g). The Trustee shall provide any written notice required under this Section 3.6(k) to each Person in whose name any one or more Series 2020-1 Notes are registered at the close of business on such Prepayment Record Date of the Series 2020-1 Prepayment Date that will be the Series 2020-1 Final Payment Date. Such written notice to be sent to the Series 2020-1 Noteholders shall be made at the expense of the Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Issuer indicating that the Series 2020-1 Final Payment will be made and shall specify that such Series 2020-1 Final Payment will be payable only upon presentation and surrender (or deregistration, in the case of Uncertificated Notes) of the Series 2020-1 Notes, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates, and shall specify the place where the Series 2020-1 Notes (other than any Uncertificated Notes) may be presented and surrendered for such Series 2020-1 Final Payment.

Section 3.7 Series 2020-1 Class A-1 Distribution Account.

(a) Establishment of Series 2020-1 Class A-1 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2020-1 Class A-1 Noteholders an account (the “Series 2020-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2020-1 Class A-1 Noteholders. The Series 2020-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2020-1 Class A-1 Distribution Account will be established with the Trustee.

(b) Series 2020-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2020-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2020-1 Class A-1 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2020-1 Class A-1 Noteholders, all of the Issuer’s right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2020-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2020-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2020-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2020-1 Class A-1 Distribution Account Collateral”).

(c) Termination of Series 2020-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2020-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2020-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2020-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2020-1 Class A-1 Note Purchase Agreement have been paid and (4) all Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Issuer (or the Manager on their behalf), shall withdraw from the Series 2020-1 Class A-1 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2020-1 Class A-1 Noteholders under the Base Indenture with respect to Series 2020-1 Class A-1 Distribution Account shall be automatically released, and the Trustee, upon written request of the Issuer, at the written direction of the Control Party, shall execute and deliver to the Issuer any and all documentation reasonably requested and prepared by the Issuer at the Issuer’s expense to effect or evidence the release by the Trustee of the Series 2020-1 Class A-1 Noteholders’ security interest in the Series 2020-1 Class A-1 Distribution Account Collateral.

Section 3.8 Series 2020-1 Class A-2 Distribution Account.

(a) Establishment of Series 2020-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2020-1 Class A-2 Noteholders an account (the “Series 2020-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2020-1 Class A-2 Noteholders. The Series 2020-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2020-1 Class A-2 Distribution Account will be established with the Trustee.

(b) Series 2020-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2020-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2020-1 Class A-2 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2020-1 Class A-2 Noteholders, all of the Issuer’s right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2020-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2020-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2020-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2020-1 Class A-2 Distribution Account Collateral”).

(c) Termination of Series 2020-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2020-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Issuer (or the Manager on their behalf), shall withdraw from the Series 2020-1 Class A-2 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2020-1 Class A-2 Noteholders under the Base Indenture with respect to Series 2020-1 Class A-2 Distribution Account shall be automatically released, and the Trustee, upon written request of the Issuer, at the written direction of the Control Party, shall execute and deliver to the Issuer any and all documentation reasonably requested and prepared by the Issuer at the Issuer’s expense to effect or evidence the release by the Trustee of the Series 2020-1 Class A-2 Noteholders’ security interest in the Series 2020-1 Class A-2 Distribution Account Collateral.

Section 3.9 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2020-1 Distribution Accounts shall be the “Series 2020-1 Securities Intermediary.” If the Series 2020-1 Securities Intermediary in respect of any Series 2020-1 Distribution Account is not the Trustee, the Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2020-1 Securities Intermediary set forth in this Section 3.9.

(b) The Series 2020-1 Securities Intermediary agrees that:

(i) The Series 2020-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii) The Series 2020-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2020-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2020-1 Distribution Account shall be registered in the name of the Series 2020-1 Securities Intermediary, indorsed to the Series 2020-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2020-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2020-1 Distribution Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer;

(iv) All property delivered to the Series 2020-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2020-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2020-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2020-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2020-1 Distribution Accounts, the Series 2020-1 Securities Intermediary shall comply with such entitlement order without further consent by the Issuer, any other Securitization Entity or any other Person;

(vii) The Series 2020-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2020-1 Securities Intermediary’s jurisdiction and the Series 2020-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii) The Series 2020-1 Securities Intermediary has not entered into, and until termination of this Series Supplement will not enter into, any agreement with any other Person relating to the Series 2020-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2020-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Issuer purporting to limit or condition the obligation of the Series 2020-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi); and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2020-1 Distribution Accounts, neither the Series 2020-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2020-1 Distribution Account or any Financial Asset credited thereto. If the Series 2020-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2020-1 Distribution Account or any Financial Asset carried therein, the Series 2020-1 Securities Intermediary shall deliver prompt written notice to the Series 2020-1 Class A-1 Administrative Agent, the Trustee, the Manager, the Servicer and the Issuer thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2020-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2020-1 Distribution Accounts; provided, however, that at all other times the Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2020-1 Distribution Accounts.

Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Issuer. The Series 2020-1 Noteholders by their acceptance of the Series 2020-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Issuer. Any such reports and notices that are required to be delivered to the Series 2020-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts. If, at any time, either of the Series 2020-1 Class A-1 Distribution Account or the Series 2020-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2020-1 Ineligible Account”), the Issuer shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2020-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2020-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

ARTICLE IV

FORM OF SERIES 2020-1 NOTES

Section 4.1 Issuance of Series 2020-1 Class A-1 Notes.

(a) The Series 2020-1 Class A-1 Advance Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit B-1-1 hereto, and will be issued to the Series 2020-1 Class A-1 Noteholders (other than the Series 2020-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2020-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2020-1 Class A-1 Note Purchase Agreement, the Series 2020-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2020-1 Class A-1 Noteholders. The Series 2020-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2020-1 Class A-1 Notes Maximum Principal Amount as of the Series 2020-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2020-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a). The Series 2020-1 Class A-1 Administrative Agent shall record any Increases or Decreases with respect to the Series 2020-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d), the principal amount of the Series 2020-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b) The Series 2020-1 Class A-1 Swingline Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit B-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2020-1 Class A-1 Note Purchase Agreement and shall be duly executed by Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2020-1 Class A-1 Note Purchase Agreement, the Series 2020-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2020-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2020-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2020-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i). The Series 2020-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d), the aggregate principal amount of the Series 2020-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c) The Series 2020-1 Class A-1 L/C Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit B-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2020-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2020-1 Class A-1 Note Purchase Agreement, the Series 2020-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2020-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2020-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2020-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii). The Series 2020-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d), the aggregate amount of the Series 2020-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2020-1 Class A-1 L/C Notes for all purposes of the Indenture and the other Transaction Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2020-1 Class A-1 Notes will exceed the Series 2020-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2020-1 Class A-1 Advance Notes, the Series 2020-1 Class A-1 Swingline Notes and the Series 2020-1 Class A-1 L/C Notes in the aggregate exceed the Series 2020-1 Class A-1 Notes Maximum Principal Amount.

(e) The Series 2020-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2020-1 Class A-1 Notes, as evidenced by their execution of the Series 2020-1 Class A-1 Notes. The Series 2020-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2020-1 Class A-1 Notes, as evidenced by their execution of such Series 2020-1 Class A-1 Notes. The initial sale of the Series 2020-1 Class A-1 Notes is limited to Persons who have executed the Series

2020-1 Class A-1 Note Purchase Agreement. The Series 2020-1 Class A-1 Notes may be resold only to the Issuer, its Affiliates, and Persons who are not Competitors (except that Series 2020-1 Class A-1 Notes may be resold to Persons who are Competitors with the written consent of the Issuer) in compliance with the terms of the Series 2020-1 Class A-1 Note Purchase Agreement.

(f) Uncertificated Notes. At the request of a Holder or transferee of the Series 2020-1 Class A-1 Notes, the Series 2020-1 Class A-1 Notes may be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Note Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit F attached hereto.

(i) Except as otherwise expressly provided herein:

(A) Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series Supplement;

(B) with respect to any Uncertificated Note, (a) references herein to authentication and delivery of a Series 2020-1 Class A-1 Note shall be deemed to refer to creation of an entry for such Series 2020-1 Class A-1 Note in the Note Register and registration of such Series 2020-1 Class A-1 Note in the name of the owner, (b) references herein to cancellation of a Series 2020-1 Class A-1 Note shall be deemed to refer to deregistration of such Series 2020-1 Class A-1 Note and (c) references herein to the date of authentication of a Series 2020-1 Class A-1 Note shall refer to the date of registration of such Series 2020-1 Class A-1 Note in the Note Register in the name of the owner thereof;

(ii) references to execution of Series 2020-1 Class A-1 Notes by the Issuer, to surrender of the Series 2020-1 Class A-1 Notes and to presentment of the Series 2020-1 Class A-1 Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 4.3 relating to surrender of the Series 2020-1 Class A-1 Notes shall apply equally to deregistration of Uncertificated Notes; and

(iii) for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note.

(iv) The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note.

(v) Each of the Series 2020-1 Class A-1 Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2020-1 Class A-1 Notes shall be cancelled and deregistered by the Note Registrar.

(vi) Each of the Uncertificated Notes may be exchanged in its entirety for a Series 2020-1 Class A-1 Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Note Registrar.

Section 4.2 Issuance of Series 2020-1 Class A-2 Notes.

(a) The Series 2020-1 Class A-2 Notes may be offered and sold in the Series 2020-1 Class A-2 Initial Principal Amount on the Series 2020-1 Closing Date by the Issuer pursuant to the Series 2020-1 Class A-2 Note Purchase Agreement. The Series 2020-1 Class A-2 Notes will be resold initially only to the Issuer or its Affiliates or (A) to Persons who are not Competitors, (B) in the United States, to Persons who are QIBs purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule 144A and (C) outside the United States, to Persons who are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person. The Series 2020-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2020-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2020-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2020-1 Class A-2 Notes. The Series 2020-1 Class A-2 Notes shall be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

(b) Global Notes.

(i) Rule 144A Global Notes. The Series 2020-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit B-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”). The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2020-1 Class A-2 Notes offered and sold on the Series 2020-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit B-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2020-1 Class A-2 Note, such Series 2020-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes”. After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit B-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”). The

aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2020-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2020-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3 Transfer Restrictions of Series 2020-1 Class A-1 Notes.

(a) Subject to the terms of the Indenture and the Series 2020-1 Class A-1 Note Purchase Agreement, the holder of any Series 2020-1 Class A-1 Advance Note (other than any Uncertificated Note) may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2020-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit C-1 hereto; provided that if the holder of any Series 2020-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2020-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2020-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2020-1 Class A-1 Note Purchase Agreement, then such Series 2020-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit C-1 hereto upon transfer of its interest in such Series 2020-1 Class A-1 Advance Note. In exchange for any Series 2020-1 Class A-1 Advance Note properly presented for transfer, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2020-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2020-1 Class A-1 Advance Note in part, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2020-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2020-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2020-1 Class A-1 Noteholder at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2020-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2020-1 Class A-1 Advance Note as Series 2020-1 Class A-1 Noteholders.

(b) Subject to the terms of the Indenture and the Series 2020-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2020-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2020-1 Class A-1 Swingline Notes (other than any Uncertificated Note) at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2020-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2020-1 Class A-1 Swingline Note properly presented for transfer, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2020-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2020-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2020-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2020-1 Class A-1 Swingline Note as a Series 2020-1 Class A-1 Noteholder.

(c) Subject to the terms of the Indenture and the Series 2020-1 Class A-1 Note Purchase Agreement, an L/C Provider may transfer any Series 2020-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2020-1 Class A-1 L/C Note (other than any Uncertificated Note) at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2020-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2020-1 Class A-1 L/C Note properly presented for transfer, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2020-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2020-1 Class A-1 L/C Note in part, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2020-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2020-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by an L/C Provider at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2020-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2020-1 Class A-1 L/C Note as a Series 2020-1 Class A-1 Noteholder.

(d) Each Series 2020-1 Class A-1 Note (other than any Uncertificated Note) shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2020-1 CLASS A-1 NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2020-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JULY 31, 2020 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “SERIES 2020-1 CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE ISSUER, ARBY’S RESTAURANT GROUP, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS, AND COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2020-1 Class A-1 Notes except as provided herein.

Section 4.4 Transfer Restrictions of Series 2020-1 Class A-2 Notes.

(a) A Series 2020-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2020-1 Class A-2 Note that is issued in exchange for a Series 2020-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2020-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b) The transfer by a Series 2020-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2020-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit C-2 hereto given by the Series 2020-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d) If a Series 2020-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit C-3 hereto given by the Series 2020-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e) If a Series 2020-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note or Permanent Regulation S Global Note, a certificate in substantially the form set forth in Exhibit C-4 hereto given by such Series 2020-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2020-1 Global Note or any portion thereof is exchanged for Series 2020-1 Class A-2 Notes other than Series 2020-1 Global Notes, such other Series 2020-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2020-1 Class A-2 Notes that are not Series 2020-1 Global Notes or for a beneficial interest in a Series 2020-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Issuer and the Note Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2020-1 Global Note comply with Rule 144A or Regulation S under the 1933 Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2020-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2020-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h) The Series 2020-1 Class A-2 Notes Rule 144A Global Notes, the Series 2020-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2020-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2020-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND ARBY’S FUNDING, LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

(i) The Series 2020-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR IS THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j) The Series 2020-1 Global Notes issued in connection with the Series 2020-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A

SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2020-1 Class A-2 Notes except as provided herein. The legend required for a Series 2020-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2020-1 Class A-2 Notes Rule 144A Global Note if there is delivered to the Issuer and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2020-1 Class A-2 Notes Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Issuer (or the Manager, on their behalf), shall authenticate and deliver in exchange for such Series 2020-1 Class A-2 Notes Rule 144A Global Note a Series 2020-1 Class A-2 Note or Series 2020-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2020-1 Class A-2 Notes Rule 144A Global Note has been removed from a Series 2020-1 Class A-2 Note as provided above, no other Series 2020-1 Class A-2 Note issued in exchange for all or any part of such Series 2020-1 Class A-2 Note shall bear such legend, unless Issuer has reasonable cause to believe that such other Series 2020-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2020-1 Note will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2020-1 Note as follows:

(a) With respect to any sale of Series 2020-1 Notes pursuant to Rule 144A, it is not a Competitor and is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2020-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2020-1 Notes in any such sale will be for its own account or for the account of another QIB who is not a Competitor.

(b) With respect to any sale of Series 2020-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2020-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person nor a Competitor, and was not purchasing for the account or benefit of a U.S. Person.

(c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2020-1 Notes.

(d) It understands that the Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2020-1 Notes from one or more book-entry depositories.

(e) It understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

(f) It will provide to each person to whom it transfers Series 2020-1 Notes notices of any restrictions on transfer of such Series 2020-1 Notes.

(g) It understands that (i) the Series 2020-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2020-1 Notes have not been registered under the 1933 Act, (iii) such Series 2020-1 Notes may be offered, resold, pledged or otherwise transferred only to (a) in the United States, Persons who are not Competitors and who are QIBs, purchasing for their own account or the account of one or more other Persons, each of which is a QIB, (b) outside the United States, Persons who are not Competitors and who are not “U.S. Persons” (“Non-U.S. Persons”) within the meaning of Regulation S in offshore transactions in reliance on Regulation S under the 1933 Act, purchasing for their own account or the account of one or more other Persons, each of which is a Non-U.S. Person, or (c) the Issuer or an Affiliate of the Issuer, in each case, in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, and (iv) it will, and each subsequent holder of a Series 2020-1 Note is required to, notify any subsequent purchaser of a Series 2020-1 Note of the resale restrictions set forth in clause (iii) above.

(h) It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and 4.4(j).

(i) It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h), 4.4(i) and 4.4(j), as applicable.

(j) It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and 4.4(j), as applicable.

(k) Either (i) it is not acquiring or holding the Series 2020-1 Notes (or any interest therein) for or on behalf of, or with the assets of, Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2020-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

(l) If it is using assets of a Plan to acquire or hold the Series 2020-1 Class A-2 Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of ARG, the Guarantors, the Issuer, the Initial Purchasers, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2020-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2020-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2020-1 Class A-2 Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2020-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2020-1 Class A-2 Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2020-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2020-1 Class A-2 Notes.

(m) It understands that any subsequent transfer of the Series 2020-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2020-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act.

(n) It is not a Competitor.

Section 4.6 Limitation on Liability. None of the Issuer, the Manager, the Trustee or any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note or (ii) any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

ARTICLE V

GENERAL

Section 5.1 Information. On or before each Quarterly Payment Date, the Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2020-1 Notes to the Trustee, substantially in the form of Exhibit C to the Base Indenture, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2020-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2020-1 Senior Notes;

(iii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2020-1 Senior Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2020-1 Class A-2 Make-Whole Prepayment Consideration, if any;

(v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2020-1 Class A-1 Noteholders;

(vi) whether, to the Actual Knowledge of the Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, as of the related Quarterly Calculation Date, or any Cash Trapping Period is in effect, as of the related Quarterly Calculation Date;

(vii) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii) the number of Franchised Restaurants, Company-Owned Restaurants and Securitization-Owned Restaurants that are open for business in the Securitization Jurisdictions as of the last day of the preceding Quarterly Fiscal Period;

(ix) the amount of Arby’s System-Wide Sales as of the related Quarterly Calculation Date;

(x) the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit, if any, in the Cash Trap Reserve Account, in each case, as of the close of business on the last Business Day of the preceding Quarterly Fiscal Period; and

(xi) if the Series 2020-1 Class A-2 Non-Amortization Test is satisfied with respect to such Quarterly Payment Date, whether or not the Issuer elects in its sole discretion to make one or more Series 2020-1 Class A-2 Optional Scheduled Principal Payments on such Quarterly Payment Date.

Any Series 2020-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Notices to the Rating Agencies.

(i) The address for any notice or communication by any party to KBRA shall be the address set forth below:

Kroll Bond Rating Agency, LLC

805 Third Avenue, 29th Floor

New York, NY 10022

Attention: ABS Surveillance

Email: abssurveillance@kbra.com

(ii) The address for any notice or communication by any party to S&P shall be at the address set forth below:

S&P Global Ratings

55 Water Street

New York, NY 10004-0003

Attention: New Asset Surveillance Group

Email: servicer_reports@standardandpoors.com

Section 5.5 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.6 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.7 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.8 Termination of Series Supplement; Class Defeasance.

(a) This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2020-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2020-1 Notes that have been replaced or paid) to the Trustee for cancellation (or have been deregistered, in the case of Uncertificated Notes) and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2020-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2020-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2020-1 Class A-1 Note Purchase Agreement have been paid in full and all Commitments have been terminated and (iii) the Issuer has paid all sums payable hereunder; provided that any provisions of this Series Supplement required for the Series 2020-1 Final Payment to be made shall survive until the Series 2020-1 Final Payment is paid to the Series 2020-1 Noteholders. In accordance with Section 6.1(a) of the Base Indenture, the final principal payment due on each Series 2020-1 Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of such Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.

(b) In addition to (and notwithstanding) the terms of Section 12.1 of the Base Indenture, upon the payment in full (whether optional or mandatory) or a redemption in full of a particular Class of Series 2020-1 Notes as provided hereunder as Defeased Notes, the Obligations of the Issuer and the Guarantors under the Indenture Documents in respect of such Defeased Notes shall be terminated.

Section 5.9 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Issuer, the Trustee and the Series 2020-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

ARBY’S FUNDING, LLC, as the Issuer

By:	/s/ Nils H. Okeson
Name: Nils H. Okeson
Title: Chief Administrative Officer, General Counsel and Secretary

Arby’s – Series 2020-1 Supplement to the Base Indenture

CITIBANK, N.A., in its capacity as Trustee and as Series 2020-1 Securities Intermediary

By:	/s/ Anthony Bausa
Name: Anthony Bausa
Title: Senior Trust Officer

Arby’s – Series 2020-1 Supplement to the Base Indenture

ANNEX A

SERIES 2020-1

SUPPLEMENTAL DEFINITIONS LIST

“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Administrative Agent Fees” has the meaning set forth in the Series 2020-1 Class A-1 Administrative Agent Fee Letter.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Agent Members” means members of, or participants in, DTC.

“Applicable Investor” means each Noteholder or holder of a beneficial interest in any Series 2020-1 Class A-2 Notes that has, on the relevant date, certified to the Trustee (upon which certification the Trustee may rely conclusively and without further enquiry) that (a) either (i) it is itself subject to the EU Securitization Laws, equivalent EU legislation applicable to such Noteholder or holder of a beneficial interest in the Series Class A-2 Notes, as applicable, or any equivalent or similar provision of law or regulation applicable in the United Kingdom, or (ii) it is managed by an institution that is subject to the EU Securitization Laws, equivalent EU legislation applicable to such manager, or any equivalent or similar provision of law or regulation applicable in the United Kingdom, and (b) in each case, such Noteholder or holder of a beneficial interest in any Series 2020-1 Class A-2 Notes, as applicable will be relying on compliance by the EU Retention Holder with the EU Retention Letter.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Base Rate” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Base Rate Advance” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(b) of the Series 2020-1 Supplement.

“Change of Control” has the meaning ascribed to such term in the Management Agreement.

“Class A-1 Amendment Expenses” means the amounts payable pursuant to Section 9.05(a)(ii) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Class A-1 Extension Fees” has the meaning given to the term “Extension Fees” in the Series 2020-1 Class A-1 VFN Committed Note Purchaser Fee Letter.

“Class A-1 Indemnities” means all amounts payable pursuant to Section 9.05(b) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Commitment Fees Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Commitment Fees Amounts for each day in the Quarterly Fiscal Period ending in such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fees Adjustment Amount” shall be deemed to be a “Class A-1 Notes Commitment Fees Adjustment Amount”.

“Commitment Term” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Commitments” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2020-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2020-1 Class A-1 Note Purchase Agreement.

“Confirmation of Registration” means, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit D attached hereto, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Note Registrar.

“CP Advance” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“CP Rate” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Daily Commitment Fees Amount” means, for any day, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

(a) with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for the Eurodollar Interest Accrual Period that includes such day and (y) the principal amount of such Series 2020-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b) with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2020-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2020-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(e) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.

“Daily Post-Renewal Date Additional Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2020-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2020-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) the Series 2020-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2020-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) any Base Rate Advances included in the Series 2020-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2020-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“EBA” means the European Banking Authority (including any successor or replacement organization thereto).

“EIOPA” means the European Insurance and Occupational Pensions Authority (including any successor or replacement organization thereto).

“ESMA” means the European Securities and Markets Authority (including any successor or replacement organization thereto).

“Estimated Daily Commitment Fees Amount” means (a) for any day during the first Quarterly Fiscal Period, $3,960 and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Commitment Fees Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Estimated Daily Interest Amount” means (a) for any day during the initial Quarterly Fiscal Period, $618.75 and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Interest Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“EU Retention Holder” means ARG.

“EU Retention Letter” means the EU Retention Letter entered into by the EU Retention Holder as of the Series 2020-1 Closing Date in favor of the Issuer, the Trustee, Barclays Capital Inc., on behalf of itself and as Representative of the Initial Purchasers, and Coöperatieve Rabobank U.A., New York Branch, on behalf of itself as L/C Provider, Swingline Lender, a Committed Note Purchaser and a Funding Agent and as Series 2020-1 Class A-1 Administrative Agent on behalf of the Committed Note Purchasers and the related Funding Agents.

“EU Securitization Laws” means the EU Securitization Regulation, together with any supplementary regulatory technical standards, implementing technical standards and any official guidance published in relation thereto by the European Supervisory Authorities, and any implementing laws or regulations.

“EU Securitization Regulation” means Regulation (EU) 2017/2402

“Eurodollar Advance” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Eurodollar Interest Accrual Period” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Eurodollar Rate” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“European Supervisory Authorities” means, together, the EBA, ESMA and EIOPA.

“Funding Agent” has the meaning set forth in the preamble to the Series 2020-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2020-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08(b) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means, collectively, Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc. and Rabo Securities USA, Inc.

“Initial Quarterly Payment Date” means the Quarterly Payment Date occurring in October 2020.

“Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in the Quarterly Fiscal Period ending in such Interest Accrual Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Notes Interest Adjustment Amount” for such Interest Accrual Period.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“L/C Provider” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2020-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “L/C Quarterly Fees” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2020-1 Supplement.

“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2020-1 Supplement.

“Prepayment Consideration End Date” has the meaning set forth in the definition of Series 2020-1 Class A-2 Make-Whole Prepayment Consideration.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2020-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2020-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2020-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2020-1 Prepayment, in which case the “Prepayment Record Date” will be the date that is ten (10) Business Days prior to the date of such Series 2020-1 Prepayment.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” means S&P and/or KBRA, and any successor or successors thereto. In the event that at any time the rating agencies rating the Series 2020-1 Notes do not include S&P or KBRA, references to rating categories of such former Rating Agency in the Series 2020-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then has been appointed to rate and is rating the Series 2020-1 Notes as of the most recent date on which such other rating agency published ratings for the type of security in respect of which such alternative rating agency is used.

“Regulation S” means Regulation S promulgated under the 1933 Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Restricted Period” means, with respect to any Series 2020-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2020-1 Closing Date and ending on the 40th day after the Series 2020-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the 1933 Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2020-1 Supplement.

“Series 2020-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2020-1 Supplement. For purposes of the Base Indenture, the “Series 2020-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.

“Series 2020-1 Class A-1 Administrative Agent” has the meaning set forth in the preamble to the Series 2020-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Series 2020-1 Class A-1 Administrative Agent Fee Letter” means the Fee Letter, dated as of the Series 2020-1 Closing Date, by and between the Issuer and Coöperatieve Rabobank U.A., New York Branch, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2020-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2020-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses.”

“Series 2020-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2020-1 Class A-1 Note Purchase Agreement.

“Series 2020-1 Class A-1 Advance Notes” has the meaning set forth in the “Designation” in the Series 2020-1 Supplement.

“Series 2020-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2020-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.7(a) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(b) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2020-1 Class A-1 Outstanding Principal Amount exceeds the Series 2020-1 Class A-1 Notes Maximum Principal Amount.

“Series 2020-1 Class A-1 Note Purchase Agreement” means the Series 2020-1 Class A-1 Note Purchase Agreement, dated as of the date hereof, by and among the Issuer, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents and Coöperatieve Rabobank U.A., New York Branch, as an L/C Provider, Swingline Lender and the administrative agent thereunder, pursuant to which the Series 2020-1 Class A-1 Noteholders have agreed to purchase the Series 2020-1 Class A-1 Notes from the Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Class A-1 Note Purchase Agreement.”

“Series 2020-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2020-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2020-1 Class A-1 Initial Advances made on the Series 2020-1 Closing Date pursuant to Section 2.1(a) of the Series 2020-1 Supplement, which is $0.

“Series 2020-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2020-1 Class A-1 L/C Notes of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2020-1 Closing Date pursuant to Section 2.07 of the Series 2020-1 Class A-1 Note Purchase Agreement, which is $7,424,524.

“Series 2020-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of this Series 2020-1 Supplement.

“Series 2020-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2020-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2020-1 Closing Date pursuant to Section 2.06 of the Series 2020-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2020-1 Class A-1 L/C Notes” has the meaning set forth in the “Designation” in the Series 2020-1 Supplement.

“Series 2020-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2020-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2020-1 Class A-1 Outstanding Principal Amount resulting from Series 2020-1 Class A-1 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2020-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for the Interest Accrual Period that includes such day; (b) with respect to that portion of the Series 2020-1 Class A-1 Outstanding Principal Amount resulting from Series 2020-1 Class A-1 Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2020-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2020-1 Class A-1 Outstanding Principal Amount resulting from Series 2020-1 Class A-1 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2020-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2020-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Transaction Document provides is to bear interest by reference to the Series 2020-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed in accordance with Section 3.01(f) of the Series 2020-1 Class A-1 Note Purchase Agreement; provided, however, that the Series 2020-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2020-1 Class A-1 Noteholder” means the Person in whose name a Series 2020-1 Class A-1 Note is registered in the Note Register.

“Series 2020-1 Class A-1 Notes” has the meaning set forth in the “Designation” in the Series 2020-1 Supplement.

“Series 2020-1 Class A-1 Notes Amortization Event” means the event in which the Outstanding Principal Amount of the Series 2020-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2020-1 Class A-1 Notes Renewal Date in effect at such time (as may be extended pursuant to Section 3.6(b)). For purposes of the Base Indenture, a “Series 2020-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event.”

“Series 2020-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2020-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2020-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2020-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period.”

“Series 2020-1 Class A-1 Notes Estimated Quarterly Commitment Fees” means, with respect to each Quarterly Fiscal Period, an amount equal to the sum of the aggregate of the Estimated Daily Commitment Fees Amounts for each day in such Quarterly Fiscal Period. For purposes of the Base Indenture, “Series 2020-1 Class A-1 Estimated Quarterly Commitment Fees” shall be deemed to be “Class A-1 Notes Estimated Quarterly Commitment Fees.”

“Series 2020-1 Class A-1 Notes Estimated Quarterly Interest Amount” means, with respect to each Quarterly Fiscal Period, an amount equal to the sum of the aggregate of the Estimated Daily Interest Amounts for each day in such Quarterly Fiscal Period. For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Estimated Quarterly Interest Amount” shall be deemed to be a “Senior Notes Estimated Quarterly Interest Amount.”

“Series 2020-1 Class A-1 Notes Maximum Principal Amount” means $150,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Series 2020-1 Class A-1 Notes Quarterly Commitment Fees Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2020-1 Class A-1 Notes, the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Notes Quarterly Commitment Fees Amount” shall be deemed to be a “Class A-1 Notes Quarterly Commitment Fees Amount.”

“Series 2020-1 Class A-1 Notes Renewal Date” means the Quarterly Payment Date in July 2025 (which date may be extended until the Quarterly Payment Date in July 2026, and may be further extended until the Quarterly Payment Date in July 2027, in each case pursuant to Section 3.6(b) of this Series Supplement). For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date.”

“Series 2020-1 Class A-1 Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs and L/C Other Reimbursement Costs then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts.”

“Series 2020-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2020-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2020-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases pursuant to Section 2.1 of the Series 2020-1 Supplement resulting from Series 2020-1 Class A-1 Advances made on or prior to such date and after the Series 2020-1 Closing Date plus (d) any Series 2020-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2020-1 Class A-1 Outstanding Principal Amount exceed the Series 2020-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2020-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2020-1 Class A-1 Swingline Notes and Series 2020-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2020-1 Class A-1 Note Purchase Agreement or the Series 2020-1 Supplement).

“Series 2020-1 Class A-1 Post-Renewal Date Additional Interest” means, for any Interest Accrual Period commencing on or after the Series 2020-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the Daily Post-Renewal Date Additional Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, “Series 2020-1 Class A-1 Post-Renewal Date Additional Interest” shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest.”

“Series 2020-1 Class A-1 Post-Renewal Date Additional Interest Rate” has the meaning set forth in Section 3.4(c) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2020-1 Class A-1 Notes under Section 3.6(d)(i) or Section 3.6(j).

“Series 2020-1 Class A-1 Quarterly Interest Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2020-1 Class A-1 Notes, the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2020-1 Class A-1 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2020-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2020-1 Class A-1 Swingline Note or Series 2020-1 Class A-1 L/C Note is registered in the Note Register.

“Series 2020-1 Class A-1 Swingline Notes” has the meaning set forth in the “Designation” of the Series 2020-1 Supplement.

“Series 2020-1 Class A-1 VFN Committed Note Purchaser Fee Letter” means the Fee Letter, dated as of the Series 2020-1 Closing Date, by and among the Issuer, the Committed Note Purchasers and the Funding Agents, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2020-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(b) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2020-1 Class A-2 Notes as of the Series 2020-1 Closing Date, which is $825,000,000.

“Series 2020-1 Class A-2 Make-Whole Prepayment Consideration” means the amount (not less than zero) calculated by the Manager on behalf of the Issuer equal to:

(i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment of the Series 2020-1 Class A-2 Notes (each, a “Series 2020-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date”) of all future installments of interest (excluding any interest required to be paid on the applicable prepayment date) on and principal of the Series 2020-1 Class A-2 Notes that the Issuer would otherwise be required to pay on the Series 2020-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Quarterly Payment Date in the Target Month (the “Prepayment Consideration End Date”), assuming principal payments are made pursuant to the then-applicable schedule of payments (assuming for this purpose that the Series 2020-1 Class A-2 Non-Amortization Test on each Quarterly Payment Date on and after the date of such prepayment will not be satisfied and giving effect to any ratable reductions in the Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts in accordance with the definition of “Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amount” prior to the date of such prepayment, and assuming no future prepayments are to be made in connection with a Rapid Amortization Event and no future cancellations of repurchased Notes are to be made) and the entire remaining unpaid principal amount of the Series 2020-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date, minus (ii) the Outstanding Principal Amount of the Series 2020-1 Class A-2 Notes (or portion thereof) being prepaid.

For the purposes of the calculation of the discounted present value in clause (i) above, such present value will be determined by the Manager, on behalf of the Issuer, using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2020-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the Prepayment Consideration End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2020-1 Class A-2 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Consideration”.

“Series 2020-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2020-1 Class A-2 Make-Whole Prepayment Consideration”.

“Series 2020-1 Class A-2 Non-Amortization Test” is a test that will be satisfied on any Series 2020-1 Non-Amortization Test Date until but not including the Series 2020-1 Anticipated Repayment Date only if (x) the Senior WBS Leverage Ratio is less than or equal to 5.00x as calculated on such Series 2020-1 Non-Amortization Test Date and (y) no Rapid Amortization Event has occurred and is continuing. For purposes of the Base Indenture, the “Series 2020-1 Class A-2 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.

“Series 2020-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated July 23, 2020, by and among the Issuer, the Guarantors, the Manager, Inspire and Barclays Capital Inc., on behalf of itself and as representative of the Initial Purchasers, as amended, supplemented or otherwise modified from time to time.

“Series 2020-1 Class A-2 Note Rate” means 3.237% per annum.

“Series 2020-1 Class A-2 Noteholder” means the Person in whose name a Series 2020-1 Class A-2 Note is registered in the Note Register.

“Series 2020-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2020-1 Supplement.

“Series 2020-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, the amount, if positive, equal to the difference between (i) the Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (i) and allocated to the Series 2020-1 Class A-2 Notes.

“Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amount” means, with respect to each Quarterly Payment Date prior to the Series 2020-1 Anticipated Repayment Date, $2,062,500; provided that, following (i) the allocation of mandatory prepayment amounts pursuant to priority (i)(E) and/or (xiv) of the Priority of Payments, (ii) any optional prepayments pursuant to Section 3.6(f) and (iii) any repurchases or cancellations of any Series 2020-1 Class A-2 Notes pursuant to Section 2.14 of the Base Indenture, all remaining Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts for each remaining Quarterly Payment Date prior to the Series 2020-1 Anticipated Repayment Date will be reduced by an amount equal to the percentage of each such Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts representing the ratio between (A) the principal amount of such prepayment, repurchase or cancellation and (B) the Outstanding Principal Amount of the Series 2020-1 Class A-2 Notes immediately prior to such prepayment, repurchase or cancellation; provided, further, that in respect of each Weekly Allocation Date for which the Series 2020-1 Class A-2 Non-Amortization Test was satisfied as of the Series 2020-1 Non-Amortization Test Date related to the immediately preceding Quarterly Payment Date, the Issuer may elect to deem (as set forth in the related Manager’s Certificate) the Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts to equal zero. For purposes of the Base Indenture, the “Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments”.

“Series 2020-1 Class A-2 Optional Scheduled Principal Payment” means any payment of principal made in the event the Series 2020-1 Class A-2 Non-Amortization Test is satisfied for the Series 2020-1 Non-Amortization Test Date relating to a Quarterly Payment Date, in an amount not to exceed the Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts that would otherwise be due on the related Quarterly Payment Date if the Series 2020-1 Class A-2 Non-Amortization Test was not satisfied. For purposes of the Base Indenture, each “Series 2020-1 Class A-2 Optional Scheduled Principal Payment” shall be deemed to be an “Optional Scheduled Principal Payment”.

“Series 2020-1 Class A-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2020-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2020-1 Class A-2 Noteholders with respect the Series 2020-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2020-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2020-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-2 Quarterly Interest Amount” means an amount equal to the accrued interest at the Series 2020-1 Class A-2 Note Rate on the Outstanding Principal Amount (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2020-1 Class A-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2020-1 Class A-2 Notes during such Interest Accrual Period). For purposes of the Base Indenture, “Series 2020-1 Class A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Estimated Quarterly Interest Amount” and a “Senior Notes Quarterly Interest Amount.”

“Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2020-1 Supplement. For purposes of the Base Indenture, Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest.”

“Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2020-1 Supplement.

“Series 2020-1 Closing Date” means July 31, 2020.

“Series 2020-1 Distribution Accounts” means, collectively, the Series 2020-1 Class A-1 Distribution Account and the Series 2020-1 Class A-2 Distribution Account.

“Series 2020-1 Extension Elections” means, collectively, the Series 2020-1 First Extension Election and the Series 2020-1 Second Extension Election.

“Series 2020-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2020-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2020-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2020-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2020-1 Class A-1 Note Purchase Agreement and the termination in full of all Commitments.

“Series 2020-1 Final Payment Date” means the date on which the Series 2020-1 Final Payment is made.

“Series 2020-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of the Series 2020-1 Supplement.

“Series 2020-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2020-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2020-1 Supplement.

“Series 2020-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in July 2050. For purposes of the Base Indenture, the “Series 2020-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2020-1 Non-Amortization Test Date” means, with respect to each Quarterly Payment Date, the related Quarterly Calculation Date. For purposes of the Base Indenture, the “Series 2020-1 Non-Amortization Test Date” shall be deemed to be a “Non-Amortization Test Date.”

“Series 2020-1 Noteholders” means, collectively, the Series 2020-1 Class A-1 Noteholders and the Series 2020-1 Class A-2 Noteholders.

“Series 2020-1 Note Owner” means, with respect to a Series 2020-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2020-1 Notes” means, collectively, the Series 2020-1 Class A-1 Notes and the Series 2020-1 Class A-2 Notes.

“Series 2020-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2020-1 Class A-1 Outstanding Principal Amount, plus the Series 2020-1 Class A-2 Outstanding Principal Amount.

“Series 2020-1 Prepayment” means a Series 2020-1 Class A-1 Prepayment or a Series 2020-1 Class A-2 Prepayment, as applicable.

“Series 2020-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2020-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2020-1 Prepayment Date” means the date on which any prepayment on the Series 2020-1 Class A-1 Notes or the Series 2020-1 Class A-2 Notes is made pursuant to Section 3.6(d)(i), Section 3.6(d)(ii), Section 3.6(f) or Section 3.6(j) of the Series Supplement, which shall be, with respect to any Series 2020-1 Prepayment pursuant to Section 3.6(f), the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2020-1 Prepayment pursuant to Section 3.6(d) or Section 3.6(j), the immediately succeeding Quarterly Payment Date.

“Series 2020-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2020-1 Supplement.

“Series 2020-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2020-1 Supplement.

“Series 2020-1 Senior Notes” means, collectively, the Series 2020-1 Class A-1 Notes and the Series 2020-1 Class A-2 Notes.

“Series 2020-1 Supplement” means this Series 2020-1 Supplement, dated as of the Series 2020-1 Closing Date by and among the Issuer, the Trustee and the Series 2020-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2020-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2020-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2020-1 Supplement.

“Swingline Commitment” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Target Month” means July 2024.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2020-1 Supplement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02(b) of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“Unreimbursed L/C Drawings” has the meaning set forth in Section 1.02 of the Series 2020-1 Class A-1 Note Purchase Agreement.

“U.S. Person” has the meaning set forth in Section 4.2(a) of the Series 2020-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2020-1 Supplement.

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